                                                                     Exhibit 24

                 UNITED TECHNOLOGIES CORPORATION
                        Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints WILLIAM H. TRACHSEL, DAVID J. FITZPATRICK and DAVID G. NORD, or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2000, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 5th day of February, 2001.


                                                   /s/   Antonia Handler Chayes
                                                         Antonia Handler Chayes

                 UNITED TECHNOLOGIES CORPORATION
                        Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints WILLIAM H. TRACHSEL, DAVID J. FITZPATRICK and DAVID G. NORD, or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2000, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 5th day of February, 2001.


                                                   /s/     George David
                                                           George David

                 UNITED TECHNOLOGIES CORPORATION
                        Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints WILLIAM H. TRACHSEL, DAVID J. FITZPATRICK and DAVID G. NORD, or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2000, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 5th day of February, 2001.


                                                   /s/   Jean-Pierre Garnier
                                                         Jean-Pierre Garnier

                 UNITED TECHNOLOGIES CORPORATION
                        Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints WILLIAM H. TRACHSEL, DAVID J. FITZPATRICK and DAVID G. NORD, or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2000, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 5th day of February, 2001.


                                                    /s/    Karl J. Krapek
                                                           Karl J. Krapek

                 UNITED TECHNOLOGIES CORPORATION
                        Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints WILLIAM H. TRACHSEL, DAVID J. FITZPATRICK and DAVID G. NORD, or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2000, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 5th day of February, 2001.


                                                   /s/     Charles R. Lee
                                                           Charles R. Lee

                 UNITED TECHNOLOGIES CORPORATION
                        Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints WILLIAM H. TRACHSEL, DAVID J. FITZPATRICK and DAVID G. NORD, or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2000, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 5th day of February, 2001.


                                                    /s/  Richard D. McCormick
                                                         Richard D. McCormick

                 UNITED TECHNOLOGIES CORPORATION
                        Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints WILLIAM H. TRACHSEL, DAVID J. FITZPATRICK and DAVID G. NORD, or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2000, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 5th day of February, 2001.


                                                   /s/     Jamie S. Gorelick
                                                           Jamie S. Gorelick

                 UNITED TECHNOLOGIES CORPORATION
                        Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints WILLIAM H. TRACHSEL, DAVID J. FITZPATRICK and DAVID G. NORD, or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2000, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 5th day of February, 2001.


                                                    /s/    Frank P. Popoff
                                                           Frank P. Popoff

                 UNITED TECHNOLOGIES CORPORATION
                        Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints WILLIAM H. TRACHSEL, DAVID J. FITZPATRICK and DAVID G. NORD, or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2000, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 5th day of February, 2001.


                                                   /s/   Andre Villeneuve
                                                         Andre Villeneuve

                 UNITED TECHNOLOGIES CORPORATION
                        Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints WILLIAM H. TRACHSEL, DAVID J. FITZPATRICK and DAVID G. NORD, or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2000, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 5th day of February, 2001.


                                                   /s/     Harold A. Wagner
                                                           Harold A. Wagner

                 UNITED TECHNOLOGIES CORPORATION
                        Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints WILLIAM H. TRACHSEL, DAVID J. FITZPATRICK and DAVID G. NORD, or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2000, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 5th day of February, 2001.


                                                   /s/     Sanford I. Weill
                                                           Sanford I. Weill